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                                 EXHIBIT 15(a)

                           Amended Schedule A to the
                 Re-Executed Amended and Restated Distribution
              and Shareholder Services Plan between the Registrant
                            and BISYS Fund Services



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                                                       Dated: September 15, 1997

                                    Amended
                               Schedule A to the
                   Distribution and Shareholder Services Plan
                             dated October 1, 1992
                   As Amended and Restated September 21, 1995
                        As Re-Executed February 7, 1997

Name of Funds                                     Compensation*
-------------                                     ------------

The BB&T U.S. Treasury Money Market               Annual rate of fifty one-hundredths of one
Fund -- A Shares                                  percent (.50%) of the average daily net assets
                                                  of the BB&T U.S. Treasury Money Market
                                                  Fund.

The BB&T Short-Intermediate U.S.                  Annual rate of fifty one-hundredths of one
Government Income Fund -- A Shares                percent (.50%) of the average daily net assets
                                                  of the BB&T Short-Intermediate U.S.
                                                  Government Income Fund.

The BB&T Intermediate U.S. Government             Annual rate of fifty one-hundredths of one
Bond Fund -- A Shares                             percent (.50%) of the average daily net assets
                                                  of the BB&T Intermediate U.S. Government
                                                  Bond Fund.

The BB&T Growth and Income Stock                  Annual rate of fifty one-hundredths of one
Fund -- A Shares                                  percent (.50%) of the average daily net assets
                                                  of the BB&T Growth and Income Stock Fund.

The BB&T North Carolina Intermediate              Annual rate of fifty one-hundredths of one
Tax-Free Fund -- A Shares                         percent (.50%) of the average daily net assets
                                                  of the BB&T North Carolina Intermediate
                                                  Tax-Free Fund.

The BB&T Balanced Fund -- A Shares                Annual rate of fifty one-hundredths of one
                                                  percent (.50%) of the average daily net assets
                                                  of the BB&T Balanced Fund.

The BB&T Small Company Growth                     Annual rate of fifty one-hundredths of one
Fund -- A Shares                                  percent (.50%) of the average daily net assets
                                                  of the BB&T Small Company Growth Fund.

The BB&T International Equity                     Annual rate of fifty one-hundredths of one
Fund -- A Shares                                  percent (.50%) of the average daily net assets
                                                  of the BB&T International Equity Fund.


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
The BB&T Capital Manager                          Annual rate of fifty one-hundredths of one
Conservative Growth Fund -- A Shares              percent (.50%) of the average daily net assets
                                                  of the BB&T Capital Manager Conservative
                                                  Growth Fund.

The BB&T Capital Manager                          Annual rate of fifty one-hundredths of one
Moderate Growth Fund -- A Shares                  percent (.50%) of the average daily net assets
                                                  of the BB&T Capital Manager Moderate
                                                  Growth Fund.

The BB&T Capital Manager                          Annual rate of fifty one-hundredths of one
Growth Fund -- A Shares                           percent (.50%) of the average daily net assets
                                                  of the BB&T Capital Manager Growth Fund.

The BB&T Prime Money Market                       Annual rate of fifty one-hundredths of one
Fund -- A Shares                                  percent (.50%) of the average daily net assets
                                                  of the BB&T Prime Money Market Fund.

The BB&T South Carolina Intermediate              Annual rate of fifty one-hundredths of one
Tax-Free Fund -- A Shares                         percent (.50%) of the average daily net assets
                                                  of the BB&T South Carolina Intermediate
                                                  Tax-Free Fund.

The BB&T Large Company Growth                     Annual rate of fifty one-hundredths of one
Fund -- A Shares                                  percent (.50%) of the average daily net assets
                                                  of the BB&T Large Company Growth Fund.

The BB&T U.S. Treasury Money Market               Annual rate of one percent (1.00%) of the
Fund -- B Shares                                  average daily net assets of the BB&T U.S.
                                                  Treasury Money Market Fund.

The BB&T Short-Intermediate U.S.                  Annual rate of one percent (1.00%) of the
Government Fund -- B Shares                       average daily net assets of the BB&T Short-
                                                  Intermediate U.S. Government Fund.

The BB&T Intermediate U.S. Government             Annual rate of one percent (1.00%) of the
Bond Fund -- B Shares                             average daily net assets of the BB&T
                                                  Intermediate U.S. Government Bond Fund.

The BB&T Growth and Income Stock                  Annual rate of one percent (1.00%) of the
Fund -- B Shares                                  average daily net assets of the BB&T Growth
                                                  and Income Stock Fund.

The BB&T North Carolina Intermediate              Annual rate of one percent (1.00%) of the
Tax-Free Fund -- B Shares                         average daily net assets of the BB&T North
                                                  Carolina Tax-Free Fund.


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
The BB&T Balanced Fund -- B Shares                Annual rate of one percent (1.00%) of the
                                                  average daily net assets of the BB&T
                                                  Balanced Fund.

The BB&T Small Company Growth                     Annual rate of one percent (1.00%) of the
Fund -- B Shares                                  average daily net assets of the BB&T Small
                                                  Company Growth Fund.

The BB&T International                            Annual rate of one percent (1.00%) of the
Equity Fund -- B Shares                           average daily net assets of the BB&T
                                                  International Equity Fund.

The BB&T Capital Manager                          Annual rate of one percent (1.00%) of the
Conservative Growth Fund -- B Shares              average daily net assets of the BB&T Capital
                                                  Manager Conservative Growth Fund.

The BB&T Capital Manager                          Annual rate of one percent (1.00%) of the
Moderate Growth Fund -- B Shares                  average daily net assets of the BB&T Capital
                                                  Manager Moderate Growth Fund.

The BB&T Capital Manager                          Annual rate of one percent (1.00%) of the
Growth Fund -- B Shares                           average daily net assets of the BB&T Capital
                                                  Manager Growth Fund.

The BB&T Prime Money Market                       Annual rate of one percent (1.00%) of the
Fund -- B Shares                                  average daily net assets of the BB&T Prime
                                                  Money Market Fund.

The BB&T South Carolina Intermediate              Annual rate of one percent (1.00%) of the
Tax-Free Fund -- B Shares                         average daily net assets of the BB&T South
                                                  Carolina Intermediate Tax-Free Fund.

The BB&T Large Company Growth                     Annual rate of one percent (1.00%) of the
Fund -- B Shares                                  average daily net assets of the BB&T Large
                                                  Company Growth Fund.


[SEAL]                                  BB&T MUTUAL FUNDS GROUP

                                        By:  /s/ RICHARD B. ILLE
                                             ------------------------

                                        BISYS FUND SERVICES

                                        By:  /s/ J. DAVID HUBER
                                             ------------------------
----------
     * All fees are computed and paid monthly.


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